Share-Based Payments	6 Months Ended
Jun. 30, 2026
Share-Based Payments [Abstract]
Share-based payments
7.	Share-based payments

The Corporation’s 2026 Equity Incentive Plan was formally adopted on May 8, 2026, with the objectives of fostering long-term corporate success, attracting and retaining high-caliber personnel, and aligning the interests of employees with those of the shareholders. The Plan encompasses a variety of equity grant options. In June 2026, under this scheme, a total of 567,571 Class A Ordinary Shares were granted to 19 individuals and a total of 81,081 Class B Ordinary Shares were granted to 1 employee, and vested immediately and the cost basis was $2.22 per Class A Ordinary Share or Class B Ordinary Share on March 31, 2026. The expense recognized for share-based compensation for the six-month period concluding on June 30, 2026, amounted to $1,440,000. Detailed information regarding the issuance and vesting of common shares is provided below: